UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2010

REDDY ICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32596	56-2381368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8750 North Central Expressway, Suite 1800
Dallas, Texas  75231
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 526-6740

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

On February 22, 2010, Reddy Ice Corporation (the “Company”) commenced a private offering of $300 million in senior secured notes solely to qualified institutional buyers inside the United States and to certain non-U.S. investors located outside the United States (the “Notes Offering”).

On February 22, 2010, the Company also commenced a private exchange offer and consent solicitation (the “Exchange Offer”) with respect to any and all of the outstanding 10 1/2% Senior Discount Notes due 2012 of Reddy Ice Holdings, Inc. (“Reddy Holdings”).  The Exchange Offer is being made only to qualified institutional buyers and institutional accredited investors inside the United States and to certain non-U.S. investors located outside the United States that have completed and returned a related letter of representations.

Pursuant to Regulation FD, the Company is hereby furnishing certain information regarding the Company, the Notes Offering and the Exchange Offer included in the Offering Memorandum for the Notes Offering and/or the Offering Circular for the Exchange Offer, as Exhibit 99.1, which is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The securities described above have not been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Item 8.01.             Other Events.

On February 19, 2010, Reddy Holdings issued a press release to announce Reddy Corp’s intention to launch the Notes Offering.  The notes offering press release is contained in Exhibit 99.2 and is incorporated herein by reference.

On February 19, 2010, Reddy Holdings issued a press release to announce Reddy Corp’s intention to launch the Exchange Offer.  The exchange offer press release is contained in Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

99.1†           Information intended to be disclosed to potential investors.

99.2†           Press Release dated February 19, 2010.

99.3†           Press Release dated February 19, 2010.

†                Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       February 22, 2010

REDDY ICE HOLDINGS, INC.

By:	/s/ Steven J. Janusek
Name: Steven J. Janusek
Title: Chief Financial and Accounting Officer

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